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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 26, 1997
                                                        -----------------

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                             FUQUA ENTERPRISES, INC.
             (Exact name of registrant, as specified in its charter)

           Delaware                                         13-1988043
  ------------------------------                       -----------------------
 (State or other jurisdiction of                         (I.R.S. Employer
         incorporation)                                 Identification No.)



                                     0-10583
                         -------------------------------
                            (Commission File Number)


                         One Atlantic Center, Suite 5000
             1201 W. Peachtree Street, N.W., Atlanta, Georgia 30309
             ------------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 404-815-2000

                                 Not Applicable
             ------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On February 26, 1997, Fuqua Enterprises, Inc. ("Fuqua") consummated the acquisition of all of the outstanding shares of capital stock and certain other securities (the "Acquisition") of Prism Enterprises, Inc. ("Prism") as stated in the Stock Purchase Agreement dated as of February 26, 1997, between Fuqua and the persons listed as Sellers on the signature pages of the Stock Purchase Agreement. Fuqua paid the Sellers $19.5 million in cash from borrowings under Fuqua's Revolving Credit Facility with SunTrust Bank, Atlanta, as agent, and Wachovia Bank of Georgia, N.A., Fleet Bank of Maine and First Union National Bank of Georgia, the participant banks in the credit facility. The purchase price was determined based upon an evaluation of the business of Prism and the results of negotiations among the parties.

         Prism, which had net sales of approximately $12 million in 1996, manufactures therapeutic heat and cold packs for the medical and consumer markets and vacuum pumps for obstetrical and other applications. Prism is headquartered in San Antonio, Texas and has manufacturing facilities in San Antonio and Rancho Cucamonga, California. Fuqua is evaluating Prism's operating assets and currently intends to use the assets for the same purposes as Prism did prior to the Acquisition.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)(b) Historical and pro forma financial statements are not required and, therefore, not filed.

         (c)      Exhibits.

                  2 Stock Purchase Agreement dated as of February 26, 1997, between Fuqua and the persons listed as Sellers on the signature pages of the Stock Purchase Agreement. (Fuqua agrees to supplementally furnish a copy of any omitted schedules and exhibits to the Commission upon request.)

                  99 Escrow Agreement dated as of February 26, 1997, by and among BT Capital Partners, Inc. ("BT"), Merle M. Smith, (individually and, together with BT, "Sellers"), Merle M. Smith in the capacity as agent for Sellers, Fuqua and Texas Commerce Bank National Association.





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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       FUQUA ENTERPRISES, INC.
                                       (Registrant)


                                       s/s Brady W. Mullinax, Jr.
                                           ------------------------------------
                                       Brady W. Mullinax, Jr., Vice
                                       President-Finance, Treasurer and
                                       Chief Financial Officer (Principal
                                       Financial and Accounting Officer and
                                       Executive Officer duly authorized to
                                       sign on behalf of the registrant)






Date: March 7, 1997




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